CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brendan Donohoe, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 21, 2007                                   /S/ BRENDAN DONOHOE
     -------------------------------               -----------------------------
                                                   Brendan Donohoe, President
                                                   (principal executive officer)


I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section   13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JUNE 25, 2007                                     /S/ LELIA LONG
     -------------------------------               -----------------------------
                                                   Lelia Long, Treasurer
                                                   (principal financial officer)